Summary Prospectus MAY 1, 2018
CLASS A (CSUAX), CLASS C (CSUCX), CLASS F (CSUFX), CLASS I (CSUIX), CLASS R (CSURX), CLASS T (CSUTX) AND CLASS Z (CSUZX) SHARES
Cohen & Steers Global Infrastructure Fund, Inc.
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated MAY 1, 2018, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of Cohen & Steers Global Infrastructure Fund, Inc. (the “Fund”) is total return.
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. You may qualify for sales charge discounts on Class T shares (when made available) if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), “Reducing the Initial Sales Charge on Class A Shares” and “Reducing the Initial Sales Charge on Class T Shares” in the Fund’s Statement of Additional Information (the “SAI”). Class F shares and Class T shares are currently not available for purchase.
	Class A	Class C	Class F(1)	Class I	Class R	Class T(1)	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (2)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	0.50%	0.25%	None
Other Expenses(3)	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Shareholder Service Fee	0.10%	0.25%	None	0.07% (4)	None	0.08% (4)	None
Total Other Expenses(3)	0.33%	0.48%	0.23%	0.30%	0.23%	0.31%	0.23%
Total Annual Fund Operating Expenses	1.33%	1.98%	0.98%	1.05% (5)	1.48%	1.31%	0.98%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	0.00%	(0.07)% (5)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)	1.33%	1.98%	0.98% (6)	0.98% (5)	1.48%	1.31% (6)	0.98%
(1)	Class F shares and Class T shares are currently not available for purchase.
(2)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(3)	Other expenses have been restated to reflect contractual changes to the administration fee paid by the Fund to Cohen & Steers Capital Management, Inc., the Fund's Investment Advisor, and other contractual changes to fees paid by the Fund.
(4)	The maximum shareholder service fee for Class I shares and Class T shares is 0.10%.
(5)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse the Fund's Class I shareholder service fee through June 30, 2019, up to the maximum shareholder service fee of 0.10%. This contractual agreement can be amended at any time by the agreement of the Fund's Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the Advisor.
(6)	The total annual fund operating expenses for Class F shares and Class T shares are estimated.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or

CSUSPRO-0518

do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2019 (through June 30, 2019, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$579	$852	$1,146	$1,979
Class C Shares
Assuming redemption at the end of the period	$301	$621	$1,068	$2,306
Assuming no redemption at the end of the period	$201	$621	$1,068	$2,306
Class F Shares	$100	$312	$ 542	$1,201
Class I Shares	$100	$327	$ 573	$1,276
Class R Shares	$151	$468	$ 808	$1,768
Class T Shares	$380	$655	$ 950	$1,790
Class Z Shares	$100	$312	$ 542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies, the Advisor and the Fund’s sub-investment advisors, Cohen & Steers Asia Limited and Cohen & Steers UK Limited (the “Subadvisors”), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The Advisor and Subadvisors review each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Advisor and Subadvisors utilize a value-oriented approach, and evaluate each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics.
Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, marine ports, telecommunications companies and other infrastructure companies. The Fund may invest in infrastructure securities that in certain instances are structured as Real Estate Investment Trusts (“REITs”). Under normal market conditions, the Fund invests at least 40%, unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%, of its total assets in companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. Accordingly, the Fund will hold securities and instruments denominated in non-U.S. currencies, or sponsored and unsponsored depositary receipts for such securities.
Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, production, transmission, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources; the distribution, purification and treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Fund may invest up to 25% of its total assets in these energy-related MLPs and their affiliates.

The Fund may invest up to 20% of its net assets in preferred securities and other fixed-income securities, including preferred stock, hybrid-preferred securities, corporate debt obligations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in below investment grade securities. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (for example, minimum Baa3 or BBB- by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the Advisor or a Subadvisor. Below investment grade quality securities, or securities that are unrated but judged to be below investment grade by the Advisor, are commonly referred to as “high yield” or “junk” securities.
The Fund has adopted a fundamental policy (which cannot be changed without shareholder approval) whereby the Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.
The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.  The Fund's primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the Fund's investments.
Principal Risks of Investing in the Fund
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Common Stock Risk
While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Infrastructure Companies Risk
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:
•	high interest costs in connection with capital construction and improvement programs;
•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	inexperience with and potential losses resulting from a developing deregulatory environment;
•	costs associated with compliance with and changes in environmental and other regulations;

•	regulation or adverse actions by various government authorities;
•	government regulation of rates charged to customers;
•	service interruption due to environmental, operational or other mishaps;
•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;
•	technological innovations that may render existing plants, equipment or products obsolete; and
•	general changes in market sentiment towards infrastructure and utilities assets.
Foreign (Non-U.S.) and Emerging Market Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Foreign Currency and Currency Hedging Risk
Although the Fund will report its net asset value (“NAV”) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.
Master Limited Partnership Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights.
Credit and Below Investment Grade Securities Risk
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
REIT Risk
REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom ("UK") to exit from the European Union following the June 2016 vote on the matter (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor's (“DOL”) final rule on conflicts of interest on fiduciary investment advice, as well as the Securities and Exchange Commission's (“SEC”) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cyber Security Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund, the Advisor and the Subadvisors may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Large Shareholder Risk
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, restrictions under the Investment Company Act of 1940 (“1940 Act”) may limit the Fund’s ability to invest in other investment companies to the extent desired.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. Because Class F shares and Class T shares are currently not available for purchase, and have therefore not commenced investment operations, no performance information is provided for these share classes. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500 Index, over various time periods. In addition to the broad-based market index, the table shows performance of the Linked Global Infrastructure Index-Net, which is represented by the performance of the S&P 1500 Utilities Index since inception through March 31, 2008; the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008; the UBS Global 50/50 Infrastructure & Utilities Index Net from June 1, 2008 to March 31, 2015; and the FTSE Global Core Infrastructure 50/50 Net Tax Index thereafter. The S&P 1500 Utilities Index is an unmanaged market-capitalization weighted index of 60 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted global infrastructure index containing all publicly quoted infrastructure-related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million. The UBS Global 50/50 Infrastructure & Utilities Index Net tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The Advisor believes that these indexes, as compared to the broad-based market index, are comprised of securities that are more representative of the Fund’s investment strategy. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
Prior to April 1, 2008, the Fund’s name was “Cohen & Steers Utility Fund, Inc.,” and normally the Fund invested at least 80% of its assets in common stocks and other equity securities issued by companies engaged in the utilities industry (utility companies); investments in foreign issuers were limited to 20% of its total assets. The performance of the Fund for periods prior to that date reflects performance under the old investment strategy.

The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 16.05%
(quarter ended September 30, 2009)
Lowest quarterly return during this period: -19.29%
(quarter ended September 30, 2008)
(1) The annual total returns for Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses. Class F shares and Class T shares are currently not available for purchase.
Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	13.55%	8.25%	3.29%
Return After Taxes on Distributions	12.04%	7.51%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares	8.88%	6.48%	2.70%
Class C Shares
Return Before Taxes	17.19%	8.55%	3.10%
Class I Shares
Return Before Taxes	19.30%	9.60%	4.11%
Class R Shares
Return Before Taxes	18.70%	N/A (1)	N/A (1)
Class Z Shares
Return Before Taxes	19.30%	N/A (1)	N/A (1)
Linked Global Infrastructure Index - Net (reflects no deduction for fees, expenses or taxes)(2)	18.39%	10.07%	3.23%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	21.83%	15.79%	8.50%
(1)	The inception date for Class R and Class Z shares is October 1, 2014. Since inception and through December 31, 2017, Class R shares and Class Z shares had a return before taxes of of 5.62% and 6.14%, respectively.
(2)	The Linked Global Infrastructure Index Net is represented by the performance of the S&P 1500 Utilities Index since inception through March 31, 2008; the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008; the UBS Global 50/50 Infrastructure & Utilities Index (net) from June 1, 2008 through March 31, 2015; and the FTSE Global Core Infrastructure 50/50 Net Tax Index thereafter and is net of withholding taxes. The S&P 1500 Utilities Index is an unmanaged market-capitalization weighted index of 60 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted global infrastructure index containing all publicly quoted infrastructure-related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million. The UBS Global 50/50 Infrastructure & Utilities Index Net tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend witholding taxes. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

(3)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R, and Z shares will vary.  Class F shares and Class T shares are currently not available for purchase. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Subadvisors
Cohen & Steers Asia Limited (“CNS Asia”)
Cohen & Steers UK Limited (“CNS UK”)
Portfolio Managers
The Fund's portfolio managers are:
Robert Becker—Senior Vice President of the Advisor. Mr. Becker has been a portfolio manager of the Fund since inception.
Ben Morton—Senior Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since 2008.
Purchase and Sale of Fund Shares
	Class A, C and T Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares and Class T shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
DST Asset Manager Solutions, Inc.
Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
Phone: (800) 437-9912
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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